CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” and to the use of our report dated April 30, 2014 for Jefferson National Life Annuity Account C in the Registration Statement on Form N-4 (No. 033-02460 and 811-04819) and the related Prospectus of Jefferson National Life Annuity Account C dated May 1, 2014.

We also consent to the use of our report on Jefferson National Life Insurance Company dated March 31, 2014 included in this Registration Statement. Such report expresses our opinion that Jefferson National Life Insurance Company’s statutory-basis financial statements present fairly, in all material respects, the financial position of Jefferson National Life Insurance Company at December 31, 2013 and 2012, and the results of its operations and cash flows for the years ended December 31, 2013, 2012, and 2011 in conformity with statutory accounting practices prescribed or permitted by the Texas State Insurance Department and not in conformity with accounting principles generally accepted in the United States.

/s/ BDO USA, LLP

New York, New York

April 30, 2014